UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 15, 2019

FOUNDATION BUILDING MATERIALS, INC.
(Exact Name of the Registrant as Specified in Charter)

Delaware	001-38009	81-4259606
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2741 Walnut Avenue, Suite 200, Tustin, California	92780
(Address of Principal Executive Offices)	(Zip Code)

(714) 380-3127
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	FBM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote Security of Holders.

On May 15, 2019, Foundation Building Materials, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”). There were 42,986,683 shares of the Company’s common stock outstanding on March 26, 2019, the record date for the Annual Meeting. At the Annual Meeting, 41,849,989 shares of Common Stock were present in person or represented by proxy. At the Annual Meeting, our stockholders voted upon the matters set forth below, which are described in greater detail in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities Exchange Commission on April 4, 2019 (the “Proxy Statement”). The final voting results with respect to each of these matters is set forth below:

Proposal 1 — Election of Directors

The Company’s stockholders elected the persons listed below as Class II directors for a three-year term expiring at the Company’s 2022 annual meeting of stockholders.

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Ruben Mendoza	35,509,786	5,535,096	93,202	711,905
Chase Hagin	31,578,685	9,462,109	97,290	711,905
Chad Lewis	32,730,956	8,310,238	96,890	711,905

Proposal 2 — Advisory Vote to Approve the Compensation of the Company's Named Executive Officers

The Company’s stockholders, in a non-binding, advisory vote, approved the compensation paid to the Company's named executive officers as disclosed in the Proxy Statement.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
40,891,809	148,617	97,658	711,905

Proposal 3 — Ratification of the Appointment of Deloitte & Touche LLP

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
41,677,209	78,274	94,506	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FOUNDATION BUILDING MATERIALS, INC.

Date: May 16, 2019	By:	/s / Richard Tilley
	Name:	Richard Tilley
	Title:	Vice President, General Counsel and Secretary